                                                                    EXHIBIT 10.8



                             MARKETING AGREEMENT


                                   between


                     AUTO-BY-TEL ACCEPTANCE CORPORATION


                              on the one hand,


                                     and


                            AIU INSURANCE COMPANY
               AMERICAN INTERNATIONAL SOUTH INSURANCE COMPANY
                       AMERICAN HOME ASSURANCE COMPANY
                  AMERICAN INTERNATIONAL INSURANCE COMPANY
        AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                     ILLINOIS NATIONAL INSURANCE COMPANY
                         MINNESOTA INSURANCE COMPANY
           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA
             THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                                     and

                              AUTO-BY-TEL, INC.
                     as Guarantor of the obligations of
                     AUTO-BY-TEL ACCEPTANCE CORPORATION
                                  hereunder



[*] Confidential Treatment has been requested for certain portions of this exhibit.

                              TABLE OF CONTENTS
                              -----------------

                                                                            Page
     1.   REPRESENTATIONS AND WARRANTIES...................................  2

          Section 1.1      Representations and Warranties of ABTAC and ABT.  2
          Section 1.2      Representations and Warranties of AIC...........  2

     2.   MARKETING ARRANGEMENT............................................  3

          Section 2.1      Phases of Marketing Arrangement.................  3
          Section 2.2      Preparation of Marketing Materials..............  4
          Section 2.3      Ownership of Marketing Materials................  4
          Section 2.4      Development Costs...............................  4

     3.   COVENANTS, DUTIES AND RIGHTS OF AIC..............................  5

          Section 3.1      Regulatory Authorizations.......................  5
          Section 3.2      Initial Product Offering........................  5
          Section 3.3      Low Cost Products...............................  5
          Section 3.4      Reservation of Rights...........................  5
          Section 3.5      Toll Free Number................................  5
          Section 3.6      Cross-Promotion.................................  5
          Section 3.7      Payment of Development Costs....................  6
          Section 3.8      Books and Records; Auditing.....................  6

     4.   COVENANTS, DUTIES AND RIGHTS OF ABTAC AND ABT....................  6

          Section 4.1      Insurance Marketing Materials...................  6
          Section 4.2      Relationships with ABT Friends..................  6
          Section 4.3      Hyperlink Development; Costs....................  7
          Section 4.4      Cross-Promotion.................................  7
          Section 4.5      Guarantee.......................................  7
          Section 4.6      Additional Services.............................  7

     5.   [RESERVED].......................................................  7

     6.   EXCLUSIVITY......................................................  7

          Section 6.1      Exclusivity.....................................  7
          Section 6.2      Exception From Exclusivity......................  8
          Section 6.3      AIC Marks.......................................  8
          Section 6.4      ABT Marks.......................................  8

     7.   FIRST REFUSAL....................................................  8

          Section 7.1      New Product.....................................  8
          Section 7.2      Right of First Refusal..........................  8

     8.   COMPENSATION.....................................................  8

     9.   POLICIES.........................................................  9

          Section 9.1      Product Control.................................  9
          Section 9.2      Underwriting and Administration.................  9
          Section 9.3      Policy and Quote Records........................  9


          Section 9.4      Billing.........................................  9
          Section 9.5      Authority as Insurance Provider.................  9
          Section 9.6      Privacy......................................... 10
          Section 9.7      Fair Credit Reporting........................... 10

     10.  CONFIDENTIALITY.................................................. 10

          Section 10.1     Confidential Information........................ 10
          Section 10.2     Return of Confidential Information.............. 10
          Section 10.3     Survival of Confidentiality..................... 10

     11.  USE OF NAMES/TRADEMARKS.......................................... 11

          Section 11.1     Limitation on Use of AIC Marks.................. 11
          Section 11.2     Limitation on Use of ABT Marks.................. 11
          Section 11.3     Low Cost Logo................................... 11
          Section 11.4     Use of User Data................................ 11


     12.  INDEPENDENT CONTRACTOR........................................... 11

          Section 12.1     No Joint Venture................................ 11
          Section 12.2     Limitations on Authority........................ 11

     13.  [RESERVED]....................................................... 12

     14.  TERM AND TERMINATION............................................. 12

          Section 14.1     Renewal......................................... 12
          Section 14.2     Cure Period..................................... 12
          Section 14.3     Termination upon Insolvency..................... 12
          Section 14.4     Termination Upon Use of Marks................... 12
          Section 14.5     Responsibilities Upon Termination............... 12

     15.  INDEMNIFICATION.................................................. 13

     16.  NOTICES.......................................................... 13

          Section 16.1     Legal and Regulatory Proceedings................ 13
          Section 16.2     Addresses, etc.................................. 13

     17.  MISCELLANEOUS.................................................... 13

          Section 17.1     Choice of Law, Venue, Jurisdiction.............. 13
          Section 17.2     Assignment...................................... 13
          Section 17.3     Modification; Waiver............................ 14
          Section 17.4     Entire Agreement................................ 14
          Section 17.5     Remedies........................................ 14
          Section 17.6     References and Section Headings................. 14
          Section 17.7     Severability.................................... 14
          Section 17.8     Signatures and Recording........................ 14

                              MARKETING AGREEMENT

   THIS AGREEMENT is made as of July 22, 1996, between AUTO-BY-TEL ACCEPTANCE CORPORATION ("ABTAC") a Delaware corporation, having its offices at 2711 E. Coast Highway, Suite 203, Corona Del Mar, California 92625, on the one hand, and AIU INSURANCE COMPANY, AMERICAN INTERNATIONAL SOUTH INSURANCE COMPANY, AMERICAN HOME ASSURANCE COMPANY, AMERICAN INTERNATIONAL INSURANCE COMPANY, AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC., ILLINOIS NATIONAL INSURANCE COMPANY, MINNESOTA INSURANCE COMPANY, NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA and THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA (collectively "AIC"), all member companies of American International Group, Inc. having offices at 505 Carr Road, Wilmington, Delaware 19809, on the other hand and AUTO-BY-TEL, INC. ("ABT") a Delaware corporation, having its offices at 2711
E. Coast Highway, Suite 203, Corona Del Mar, California 92625, in its capacity as Guarantor of ABTAC's obligations hereunder ("ABT").

                              W I T N E S S E T H:
                              - - - - - - - - - -

   WHEREAS, AIC underwrites private passenger automobile, homeowner/tenant/condo, and personal umbrella liability insurance ("Products"), as well as (directly or through its affiliates) the products ("Additional Products") enumerated on Schedule A hereto and has experience in providing direct response marketing; and

   WHEREAS, AIC wishes to market Products, but primarily private passenger automobile insurance, to users of ABT's Internet Website and those Websites of its contractual partners which are approved by AIC from time to time ("Users"); and

   WHEREAS, AIC and ABTAC share a common philosophy on delivering a low-cost, high-quality program to Users; and

   WHEREAS, AIG Marketing, Inc. ("AIGM") acts as a marketing group for and on behalf of AIC and in such capacity has negotiated this Agreement on behalf of AIC and will provide such services and compensation as set forth herein; and

   WHEREAS, ABT is engaged in the marketing of automobile pricing and automobile buying services to Users via the Internet and ABTAC is a wholly-owned subsidiary of ABT established to, among other things, enter into arrangements pursuant to which Users are afforded the opportunity to enter into transactions they may find beneficial; and

   WHEREAS, ABT, through ABTAC, is desirous of authorizing and providing AIC access to its Internet Server ("Server"); and

   WHEREAS, AIC is desirous of securing access to the Server for the publication, display and exhibition of AIC's direct response sales materials to ABT Users.

   NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, ABT, ABTAC and AIC agree as follows:

[*] Confidential Treatment has been requested for certain portions of this exhibit.

   REPRESENTATIONS AND WARRANTIES.

   Section 1.1  Representations and Warranties of ABTAC and ABT.  Each of ABTAC
                -----------------------------------------------
and ABT, as the case may be, hereby makes the following representations and warranties to AIC:

   (a) Each of ABT and ABTAC has been duly organized and is validly existing as a corporation under the laws of the state of Delaware and each is duly licensed where required as a "Licensee" or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where the failure to so qualify or such default would not have a material adverse effect on its ability to conduct its business or to perform its obligations under this Agreement.

   (b) Each of ABT and ABTAC has the requisite power and authority and legal right to execute and deliver this Agreement, engage in the transactions contemplated by this Agreement, and perform and observe those terms and conditions of this Agreement to be performed or observed by it hereunder. The person or persons signatory to this Agreement and any document executed pursuant to it on behalf of each of ABT and ABTAC have full power and authority to bind either ABT or ABTAC, as the case may be. The execution, delivery and performance of this Agreement, and the performance by each of ABT and ABTAC of all transactions contemplated herein and therein, have been duly authorized by all necessary and appropriate corporate action on the part of ABT and ABTAC, as the case may be.

   (c) This Agreement has been duly authorized and executed by each of ABT and ABTAC and is valid, binding and enforceable against each of them in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally, and the execution, delivery and performance by each of ABT and ABTAC of this Agreement do not conflict with any term or provision of (i) its certificates of incorporation or bylaws, (ii) any law, rule, regulation, order, judgment, writ, injunction or decree applicable to ABTAC of any court, regulatory body, administrative agency or governmental body having jurisdiction over either ABT or ABTAC or (iii) any agreement to which either ABT or ABTAC is a party or by which its property is bound.

   (d) No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by either ABT or ABTAC of this Agreement.

   (e) There is no action, proceeding or investigation pending or, to the best knowledge of both ABT and ABTAC, threatened against either of them before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) which could reasonably be expected to materially and adversely affect the performance by either of them of their respective obligations under, or the validity or enforceability of, this Agreement.

   (f) ABTAC or ABT, as the case may be, has all regulatory approvals, authorizations, licenses, permits and other permissions, consents and authorities whatsoever, as needed to operate the ABT Website.

   (g) ABTAC or ABT, as the case may be, warrants that it has the legal and valid right to use any registered or unregistered trademark, tradename, service mark, logo, emblem or other proprietary designation, or any variations, derivatives and modifications thereof, used by it in the Insurance Marketing Materials as defined hereafter (the "ABT Marks")

   Section 1.2  Representations and Warranties of AIC.  AIC hereby makes the
                -------------------------------------
following representations and warranties, to ABTAC:

   (a) AIC is duly licensed where and as required in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where such default would not have a material adverse effect on the ability of AIC to conduct its business or to perform its obligations under this Agreement.

   (b) AIC has the requisite power and authority and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement. The person or persons signatory to this Agreement and any document executed pursuant to it on behalf of AIC have full power and authority to bind AIC. The execution, delivery and performance of this Agreement, and the performance by AIC of all transactions contemplated herein and therein, have been duly authorized by all necessary and appropriate and corporate action on the part of AIC.

   (c) This Agreement has been duly authorized and executed by AIC and is valid, binding and enforceable against AIC in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally, and the execution, delivery and performance by AIC of this Agreement do not conflict with any term or provision of the certificate of incorporation or bylaws of AIC, or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to AIC of any court, regulatory body, administrative agency or governmental body having jurisdiction over AIC.

   (d) No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by AIC of this Agreement.

   (e) There is no action, proceeding or investigation pending or, to the best knowledge of AIC, threatened against it before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) which could reasonably be expected to materially and adversely affect the performance by AIC of its obligations under, or the validity or enforceability of, this Agreement.

   (f) AIC warrants that it has all regulatory approvals, authorizations, licenses, permits and other permissions, consents and authorities whatsoever, as needed (i) to offer and sell the Products in each of the states [*] (the "Excepted States"), territories and the District of Columbia of the United States (the "Territory") and to otherwise perform its obligations under this Agreement, and (ii) to use any Insurance Marketing Materials (as defined in Section 2.2 of this Agreement) developed by AIC, or provided for inclusion in any Insurance Marketing Materials developed jointly with ABTAC.

   (g) AIC warrants that it has the legal and valid right to use any registered or unregistered trademark, tradename, service mark, logo, emblem or other proprietary designation, or any variations, derivatives and modifications thereof, used by it in the Insurance Marketing Materials as defined hereafter (the "AIC Marks").

2. MARKETING ARRANGEMENT.

   Section 2.1  Phases of Marketing Arrangement.  ABTAC and AIC shall cooperate
                -------------------------------
to provide the means for Users interested in the Products to establish contact with AIC and purchase Products in three phases as follows:

   (a)  "'Phase 1' - Toll Free Telephone Marketing"   Users accessing the ABT
Website shall be able to click on an icon and access another page at the ABT Website containing information about the Products as well as a toll free telephone number. Users dialing the toll free number will be connected to AIC employees who shall provide further information about the Products and take User information in order to prepare a request for quote (an "RFQ"). AIC will evaluate the RFQs for which they have received sufficient User information (either on the first User call or after subsequent contact) and quote qualified Users prices for the requested Products. Phase 1 shall commence approximately [*] from the date of this Agreement and end when AIC and ABTAC agree that Phase 2 shall commence.

   (b) "'Phase 2' - Electronic File Transfer" Users accessing the ABT Website shall be able to click on an icon and access another page at the ABT Website containing information about the Products as well as an RFQ which the User can fill out and submit electronically. The ABT Website will forward the RFQ files electronically to AIC. Upon receipt of the RFQ files, AIC employees shall evaluate the RFQs for which they have received sufficient User information (either at first or after subsequent contact) and quote any qualified User prices for the requested Products. Phase 2 shall commence on such

[*] Confidential Treatment Requested
date as AIC and ABTAC agree (cooperatively and in good faith) which date is expected to be approximately 60 days from the date of the commencement of Phase 1 implementation. Phase 2 shall end when AIC and ABTAC agree that Phase 3 shall commence.

    (c) "'Phase 3' - Internet Hyperlink" Users accessing the ABT Website shall be able to click on an icon and be hyperlinked to an AIC Website containing information about the Products as well as an insurance RFQ which the User can fill out and submit electronically. The AIC Website will evaluate the RFQ file in real time (subject to System capabilities) and, if satisfactory (either at first or after subsequent contact), will quote any qualified User prices for the requested Products. Phase 3 shall commence on such date as AIC and ABTAC agree (cooperatively and in good faith) which date is expected to be prior to June 1, 1997.

   Section 2.2  Preparation of Marketing Materials.    AIC and ABTAC shall
                ----------------------------------
cooperate to prepare and produce (in each Phase of development) the Web page or pages describing the Products on the ABT Website (the "Insurance Info Pages"), the Phase 2 ABT Website request for quote and electronic transfer mechanism, the Phase 3 hyperlink and AIC Website request for quote, and all other marketing materials (the "Collateral Materials") to be used to market and advertise the Products or the Insurance Info Pages (the Insurance Info Pages and the Other Materials, collectively, the "Insurance Marketing Materials").

    (b) The content and form of the Insurance Marketing Materials must be approved in writing by both AIC and ABTAC prior to use. Any modification in any Insurance Marketing Materials shall be submitted by the party proposing the modification to the other party in writing for approval. Unless the requested modification is in any Insurance Marketing Material which is subject to any filing or notice requirement with any governmental entity, which materials are under the sole control of AIC, the party receiving such submission shall preliminarily respond to the submitting party within two (2) business days of receipt of such submission and shall deliver its final approval or disapproval within five (5) business days of receipt of such submission. Approval of requested modifications in Insurance Marketing Materials shall not be unreasonably withheld or delayed. ABTAC acknowledges that any change in any Insurance Marketing Materials subject to any filing or notice requirement with any governmental entity may take considerable time to secure the required approvals or to make the required filings. AIC acknowledges that the ABT Website may (and is likely to) change from time-to-time in response to, among other things, new display and/or hyperlink technologies, Internet server consolidation or congestion, and changes in Internet providers.

   Section 2.3   Ownership of Marketing Materials.  Insurance Marketing
                 --------------------------------
Materials shall be owned by ABT if provided by ABT, AIC if provided by AIC, and by AIC if jointly produced. Ownership rights with respect to the AIC Marks and the ABT Marks shall not be affected by this Section 2.3.

   Section 2.4  Development Costs.  AIC shall pay [*] for the development of the
                -----------------
Insurance Marketing Materials; provided, however, that the parties hereto agree
                               --------  -------
that AIC's obligations to pay for costs related to Phase 1 and Phase 2 shall not exceed in the aggregate [*]


3. COVENANTS, DUTIES AND RIGHTS OF AIC.

   Section 3.1  Regulatory Authorizations.  AIC shall, at its own cost and
                -------------------------
expense, secure and maintain all regulatory approvals, authorizations, licenses, permits and other permissions, consents and authorities whatsoever, as needed to offer and sell the Products in the Territory ("Insurance Approval"). AIC shall use its best efforts to either (i) secure Insurance Approval as needed to offer and sell the Products in the Excepted States and the provinces of Canada, or
(ii) to establish relationships with insurance producers or underwriters in the Excepted States and the provinces of Canada which will allow the offering and sale of Products in such jurisdictions in a manner which, as closely as possible, mirrors the offering and sale of Products in the Territory. AIC shall give ABTAC written notice promptly upon securing Insurance Approval in any Excepted State or province of Canada and thereafter for all purposes such jurisdiction shall be considered part of the Territory. AIC shall be responsible for all aspects of any relationship established pursuant to clause (ii) of the second sentence of this Section 3.1, and all Products sold pursuant to any such relationship shall, for all purposes of this Agreement, be considered Products sold within the Territory.


[*] Confidential Treatment Requested

   Section 3.2  Initial Product Offering.  AIC shall initially offer only
                ------------------------
automobile insurance, but shall use its best efforts to offer all Products by June, 1997. In addition, AIC will facilitate the development of plans to market those Additional Products through marketing on the ABT Website, either directly, or through relationships between ABTAC and AIC affiliates offering such products, which such relationships shall be facilitated and established in accordance with Section 3.6 of this Agreement.

   Section 3.3  Low Cost Products.  AIC shall offer low-cost, high-quality
                -----------------
Products to qualified Users. AIC shall not offer insurance products similar to the Products at prices lower than those quoted for the Products to qualified Users except through distribution channels with lower distribution and/or acquisition costs to AIC. For purposes of this Section 3.3, the similarity of the Products shall be determined on the basis of the coverage terms, limitations and conditions and the price levels shall be determined on the basis of persons of like underwriting profiles seeking similar insurance products.

   Section 3.4  Reservation of Rights.    AIC reserves the right to suspend,
                ---------------------
restrict or modify the offer and sale of the Products to accommodate regulations; provided, however, that AIC shall use its best efforts to limit
             --------  -------
such suspension, restriction or modification to the smallest scope possible (in both qualitative and temporal terms) to enable ABTAC to realize the full expectancy of this Agreement.

    (b) AIC reserves the right to use the services of AIGM for various marketing, servicing and administrative functions under this Agreement; provided, however, that AIC shall remain responsible at all times for its
--------  -------
obligations under this Agreement.

   Section 3.5  Toll Free Number.  AIC shall secure and maintain at least one
                ----------------
toll free telephone number for use in Phase 1. AIC shall (i) inform ABTAC of such number, (ii) use its best efforts not to change such number, and (iii) devote sufficient numbers of its trained employees to the answering of such number so that Users dialing the number have to wait, on average, no more than three minutes to be connected to an employee who will take the User's RFQ and provide any requested information. From the commencement of Phase 1, the toll free number shall be so staffed no less than [*] hours per day on weekdays and [*] hours per day on Saturdays. AIC acknowledges that ABTAC believes that the Internet is utilized most heavily during non-business hours and on weekends, and therefore agrees that it shall perform test marketing of expanded hours for the staffing of the toll free number.

   Section 3.6  Cross-Promotion.  AIC shall promote and advertise the ABT
                ---------------
Website on the Website of AIGM, and shall use its best efforts to promote and advertise the ABT Website on the Websites of all AIC corporate affiliates and all AIC affinity partners (collectively, the "AIC Friends") and to promote recognition and awareness of the ABT Website via ongoing public relations efforts. AIC shall use its best efforts to secure the cooperation of the AIC Friends in ABTAC's development and implementation of hyperlinks between the Websites of the AIC Friends, on the one hand, and the ABT Website, on the other. AIC agrees to facilitate the development of relationships between AIC's affiliates and ABTAC with respect to the marketing of Additional Products or any other personal or commercial insurance products to Users. Any compensation to be paid to ABTAC by the AIC affiliate offering such products shall be mutually agreed upon by ABTAC and the related AIC affiliate.

   Section 3.7  Payment of Development Costs.    AIC shall promptly, and in any
                ----------------------------
event, within 30 business days, pay ABTAC for any reasonable out-of-pocket costs in connection with the development of the hyperlinks contemplated by Phase 3 and by Section 4.3 of this Agreement.

    (b) AIC shall, subject to the reimbursement limit set forth in Section 2.4, promptly, and in any event, within 30 business days, pay ABTAC for 30 business days, in connection with the development of the electronic transmission mechanism contemplated by Phase 2.

   Section 3.8  Books and Records; Auditing.    AIC shall keep complete and
                ---------------------------
accurate records of all of its activities under this Agreement at the address specified in Section 16.2 of this Agreement. AIC shall, no later than the 30th day of each month, deliver to ABTAC (i) the amounts to which ABTAC is entitled pursuant to Section 8 of this Agreement, and (ii) a report setting forth the amounts to be paid to ABTAC hereunder, accompanied by detail sufficient to permit ABTAC to determine the basis of the computation and the accuracy of the amount, together with a list of all Users of ABT's Website which have contacted AIC through the toll free number provided on ABT's Website and such other information as ABTAC shall reasonably request from time to time in order to monitor the performance of this Agreement. Subject to the

[*] Confidential Treatment Requested
provisions of the Insurance Information and Privacy Protection Model Act, as enacted in various states (as so enacted, the "Privacy Act"), all records maintained by AIC related to this Agreement shall be open to inspection and copying by ABTAC's employees, agents, attorneys, accountants or other authorized representatives at reasonable times during normal business hours.

    (b) ABTAC may also appoint public accountants of its choice, and at its sole expense, for the purpose of auditing AIC's performance of its obligations under this Agreement and AIC agrees to grant such accountants access to all records necessary to determine the compliance of AIC with the compensation provisions of this Agreement. If the results of such audit reveal a discrepancy between the amounts paid by AIC hereunder and the amounts which should have been paid hereunder, then the appropriate payments shall be made (i) if to ABTAC, immediately, and (ii) if to AIC, by the withholding of [*] of such amount from the payments to be made to ABTAC over the succeeding twelve months. If the discrepancy is in ABTAC's favor and exceeds [*] then AIC shall reimburse ABTAC for the full cost of the audit.


4. COVENANTS, DUTIES AND RIGHTS OF ABTAC AND ABT.

   Section 4.1  Insurance Marketing Materials.  ABTAC shall maintain the
                -----------------------------
Insurance Marketing Materials (as available) at the ABT Website.

   Section 4.2  Relationships with ABT Friends.  ABT and ABTAC shall use best
                ------------------------------
efforts to establish and maintain relationships with major automobile-related products and service providers on the Internet (such entities with which ABT or ABTAC has established such relationships, the "ABT Friends") such as, among others, Edmund's, Microsoft, Auto-Site and Kelly Blue Book which relationships may include toll free "800" numbers and/or hyperlinks with the Websites of the ABT Friends to the ABT Website allowing users at ABT Friends' Websites to link to the ABT Website and view the Insurance Marketing Materials and/or hyperlinks between the Websites of those ABT Friends approved in advance by AIC with the Website of AIGM. If ABTAC proposes to establish a hyperlink between the Website of AIGM and that of any ABT Friend, it shall submit such proposal to AIC in advance for approval. AIC shall preliminarily respond to ABTAC within two (2) business days of receipt of such submission and shall deliver its final approval or disapproval within five (5) business days of receipt of such submission. Approval of such proposed hyperlinks shall not be unreasonably withheld. AIC and ABTAC agree that (i) any compensation to be paid to any ABT Friends in connection with any relationship with respect to users at or originating at their Websites shall be solely the responsibility of ABTAC and (ii) any such users shall be considered Users for all purposes under this Agreement.

   Section 4.3  Hyperlink Development; Costs.    ABTAC shall use its best
                ----------------------------
efforts to develop and implement the electronic transfer mechanism necessary for Phase 2 and the hyperlink necessary for Phase 3.

    (b) ABTAC shall use its best efforts to develop and implement hyperlinks between the Websites of the AIC Friends and that of ABT to allow users of the Websites of the AIC Friends to link to the ABT Website.

    (c) ABTAC shall, no less frequently than monthly and no more frequently than weekly (and in connection with the electronic transfer mechanism necessary for Phase 2, subject to the reimbursement limit set forth in Section 2.4), submit to AIC for reimbursement ABTAC's out-of-pocket expenses incurred in connection with this Section 4.3, such submission to be accompanied by detail sufficient to permit AIC to determine the basis of the computation and the accuracy of the amount claimed. Such reimbursement shall be made by AIC within 30 days of receipt of the related request.

   Section 4.4  Cross-Promotion.  ABTAC shall promote and advertise the ABT
                ---------------
Website through Internet search engines and other public mass media and to promote recognition and awareness of the ABT Website via ongoing public relations efforts.

   Section 4.5  Guarantee.  ABT hereby unconditionally and irrevocably
                ---------
guarantees to AIC, its successors, endorsees and assigns, the performance when due of all present and future obligations and liabilities of all kinds of ABTAC arising out of or in connection with this Agreement, whether due or to become due, secured or unsecured, absolute or contingent, joint or several ("Obligations"). The Guarantor agrees that AIC and ABTAC may mutually agree to modify the Obligations or any agreement between AIC and ABTAC without in any way impairing or affecting this Guarantee.

[*] Confidential Treatment Requested

   Section 4.6  Additional Services.  ABTAC hereby agrees that it shall provide
                -------------------
AIC, upon request of AIC, the following additional services:

   (a) Consulting services concerning marketing of automobile insurance to ABT Users;

   (b) Data concerning persons requesting the Phase 1 toll free number directly from ABT corporate offices;

   (c)  E-Mail monitoring and consulting service in respect of and during Phase
        3;

   (d) Hyperlink monitoring and consulting service in respect of and during Phase 3;

   (e)  Access to officers of ABT for Internet marketing trend updates; and

   (f)  Icon design consulting services for AIGM Website.


5. [RESERVED]

6. EXCLUSIVITY.

   Section 6.1  Exclusivity.    The parties hereto shall have an exclusive
                -----------
arrangement for the first 18 months of the Initial Term (as defined in Section
14.1 of this Agreement) (such first 18 months, the "Initial Exclusivity Period") whereby ABT and ABTAC, separately or together, shall not provide Website access to any other underwriter of Products and whereby AIC shall not market Products with any other Internet automobile buying program, automobile purchase assistance or financing program, automobile pricing service, vehicle information service or on-line service including, among others both existing and to be created or initiated, America On-Line, Microsoft, Prodigy, CompuServe and NetCom (collectively, "Internet Auto Providers"). The exclusivity of this Agreement shall automatically continue for a 12 month period beyond the Initial Exclusivity Period, and thereafter for successive 12 month periods, unless one party shall give the other party written notice not less than 60 days prior to the end of the Initial Exclusivity Period or the then current 12 month exclusivity period, as the case may be, that the exclusivity shall end at the end of the Initial Exclusivity Period or the then current 12 month exclusivity period, as the case may be.

    (b) After the termination of the exclusivity of this Agreement, if either party uses the "Prohibited Marketing Term" ascribed to it in this clause (b), the other party shall have the right, but not the obligation, to terminate this Agreement upon 30 days written notice. With respect to AIC, the Prohibited Marketing Term shall be "[x] Low Cost Auto Insurance [y]" where "x" is the name of any Internet Auto Provider, and "y" is the name of AIC or any affiliate thereof or any variation thereon which conveys or links "x," "y" and the term Low Cost within any logo, service mark, trademark or icon. With respect to ABTAC or ABT, the Prohibited Marketing Term shall be "ABT Low Cost Auto Insurance [y]" where "y" is the name of any underwriter of Products except AIC or any affiliate thereof which conveys or links ABT or any affiliate thereof to "y" and the term Low Cost within any logo, service mark, trademark or icon.

   Section 6.2  Exception From Exclusivity.  AIC's relationship with United
                --------------------------
Buying Services, Inc., as in effect on the date of this Agreement, is exempt from the provisions of Section 6.1 of this Agreement.

   Section 6.3  AIC Marks.    If, either in conjunction with a properly noticed
                ---------
termination of exclusivity or at any time after such notice is delivered, AIC intends to use any AIC Marks in conjunction with the offering or sale of Products through any Internet Auto Providers, then AIC must give ABTAC 30 days prior written notice thereof.

   Section 6.4  ABT Marks.  If, either in conjunction with a properly noticed
                ---------
termination of exclusivity or at any time after such notice is delivered, ABT or ABTAC intends to use any ABT Marks in conjunction with the marketing of any Products outside of the terms of this Agreement, then ABTAC must give AIC 30 days prior written notice thereof.

[*] Confidential Treatment Requested

7. FIRST REFUSAL.

   Section 7.1  New Product.  In the event that either (i) an insurer or entity
                -----------
other than AIC or any of its affiliates (a "Competing Insurer") proposes a program to offer on the ABT Website any personal or commercial insurance other than the Products offered pursuant to this Agreement (a "New Product") or (ii) ABTAC wishes to market a New Product through a Competing Insurer, then ABTAC shall immediately give AIC written notice of such New Product and the related terms (the "New Product Notice").

   Section 7.2  Right of First Refusal.  ABTAC hereby grants to AIC the right of
                ----------------------
first refusal to offer such New Product to ABT's Users on terms no less favorable to ABTAC or ABT's Users than those proposed by the Competing Insurer. AIC shall be obligated to respond with its intent to ABTAC within 10 business days after its receipt of the New Product Notice. If AIC does not respond within such period, ABTAC may market such New Product on terms no less favorable than those set forth in the related New Product Notice.


8. COMPENSATION.

        During the term of this Agreement, for the services to be performed by ABTAC hereunder (except for those services under Section 4.6 hereof), ABTAC shall be paid compensation by AIC calculated in accordance with Schedule B attached hereto and made a part hereof. All payments due ABTAC hereunder shall be made within thirty (30) days after the end of the month they become due. For the services to be performed by ABTAC under Section 4.6 hereof, ABTAC shall be paid by AIC compensation for each year (or portion thereof) by August 31 of such year in an amount to be determined in good faith discussions to be held between AIC and ABTAC based on the value of such services.


9. POLICIES.

   Section 9.1  Product Control.  Subject to its obligations under Section 3.3
                ---------------
hereof to offer low-cost insurance products, AIC reserves the sole right and power, exercisable in good faith at any time, to change the terms, rates, conditions, or other provisions contained in the Products or to reject requests for quotes for the Products or to rescind or refuse to renew or cancel any policy issued hereunder, in accordance with AIC's underwriting standards, except as may be limited by the terms of the policies or by applicable law or regulation. AIC further reserves the sole right and power to change its underwriting standards for the Products in accordance with sound insurance practices consistent with AIC's normal business practices and subject to applicable insurance law and further to suspend, restrict or modify the offer and sale of the Products for regulatory reasons. AIC shall inform ABTAC in writing promptly upon its taking any action under this Section 9.1. In the event AIC suspends the offer and sale of Products (or so restricts or modifies such offer and sale so as to render the Products unavailable to the majority of Users previously qualified for such Products on the terms and conditions previously offered) in any jurisdiction or area within the Territory, it shall use its best efforts to make provision for the offer and sale by another underwriter of Products in such jurisdiction or area in a manner which minimizes the effect of such suspension upon the orderly marketing of the Products in such jurisdiction or area, and maximizes the expectancy of ABTAC under this Agreement. If AIC has not made such provision within 10 days of any such suspension, ABTAC shall be entitled to establish a relationship with another underwriter of Products in such jurisdiction or area, such relationship to be for a term not to exceed twelve months, and shall be entitled to make such agreements as necessary to secure such relationship, including the use of a Prohibited Marketing Term (in connection with the offering and sale of Products in such jurisdiction or area), and no aspect of such relationship or agreements shall give rise to any rights of AIC under this Agreement.

   Section 9.2  Underwriting and Administration.  AIC shall, at its expense,
                -------------------------------
provide all underwriting, policy issuance services, policyholder services, premium disbursement and accounting services, premium collection, claims adjustment, and all other administrative services required for policies issued pursuant to this Agreement.

   Section 9.3  Policy and Quote Records.  All policy and quote records for the
                ------------------------
policies issued hereunder shall be the property of AIC. Policy records shall include but not be limited to all policy requests for quotes, policy declarations pages, policy underwriting files and policy claim files, or computer data files containing such information.

[*] Confidential Treatment Requested

   Section 9.4  Billing.  AIC shall be responsible for the billing and
                -------
collection of insurance premiums from all Users who purchase insurance under this Agreement.

   Section 9.5  Authority as Insurance Provider.  Nothing in this Agreement
                -------------------------------
shall be construed to mean that either ABT or ABTAC is a broker or an agent, and in no event shall either ABT or ABTAC have any authority or represent itself as having authority other than as is specifically set forth in this Agreement. Without limiting the generality of the foregoing, neither ABT nor ABTAC shall do any of the following:

    (a) Attempt to or make, waive, alter or change any term, rate or condition stated in any AIC policy, contract or AIC approved form; bind coverage; or discharge any contract in the name of AIC.

    (b) Offer to pay or pay directly or indirectly any rebate of premiums or any other inducement not specified in the policy to any person.

    (c) Transact business in contravention of the rules and regulations of an Insurance Department and/or other governmental authorities having jurisdiction of all subject matters embraced within this Agreement.

   Section 9.6  Privacy.    (a) ABTAC recognizes that, in the performance of its
                -------
obligations under this Agreement, if permitted by the Privacy Act and other applicable laws, AIC may disclose personal or privileged information about individuals collected or received in connection with insurance transactions. Since the disclosure of such information is protected by law, ABTAC agrees that it will not redisclose any such privileged information of which ABTAC has actual notice without the individual's written authorization, unless such disclosure is permitted by law.

    (b) ABT and ABTAC represents and warrants to AIC that neither ABT nor ABTAC shall use such information as is disclosed by AIC pursuant to Section 9.6(a) other than in connection with the marketing of a product or service.

   Section 9.7  Fair Credit Reporting.  Nothing herein shall be construed to
                ---------------------
require or imply that AIC is required to provide User information to ABT or ABTAC in contravention of the Fair Credit Reporting Act (the "FCRA"). AIC is not a "consumer reporting agency" as defined in the FCRA.


10. CONFIDENTIALITY.

    Section 10.1  Confidential Information.  In performing their obligations
                  ------------------------
pursuant to this Agreement, the parties may be provided access to and receive disclosure of certain confidential and/or proprietary information about the other including but not limited to names of Users, information provided by Users to AIC for the purpose of obtaining an insurance quotation, names of policyholders, marketing philosophy and objectives, financial results, technological developments, computer system information (including information provided in connection with the development of the Phase 2 and Phase 3 applications and links), trade secrets, and other materials and information that such party considers confidential and/or proprietary ("Confidential Information"). Unless expressly provided otherwise in this Agreement, AIC, ABT and ABTAC agree not to give, sell, or in any way transfer, either directly or indirectly, Confidential Information to any person or organization for any purpose without the prior written approval of the other, except as may be required by law, rule or regulation (including any filings under any securities law) or court order. Notwithstanding anything to the contrary herein, AIC, ABT and ABTAC may use Confidential Information for market research purposes upon written consent from the other party, to the extent permissible by law. AIC, ABT and ABTAC promise to make best efforts to see that all parties including employees comply with this provision. These obligations as to confidentiality and nonuse shall survive the termination of this Agreement.

   Section 10.2  Return of Confidential Information.  Except as otherwise herein
                 ----------------------------------
provided, all Confidential Information furnished by one party to the other in connection with this Agreement is the exclusive property of that party and shall be returned to that party upon request or upon termination of this Agreement.

   Section 10.3  Survival of Confidentiality.  All obligations and duties of the
                 ---------------------------
parties with respect to Confidential Information shall survive for five years after the termination of this Agreement. Confidential Information shall no longer be considered Confidential Information to the extent that such information (a) is developed by a party independently, without

[*] Confidential Treatment Requested
reference to any Confidential Information of the other party's; (b) is obtained from a third party authorized to disclose it; (c) becomes a part of the public domain without the fault of the disclosing party; (d) is released by the disclosing party to third parties without similar restrictions; or (e) is released from such restrictions by prior written agreement.


11. USE OF NAMES/TRADEMARKS.

    Section 11.1  Limitation on Use of AIC Marks.    ABTAC agrees that neither
                  ------------------------------
it nor ABT shall use the AIC Marks without AIC's prior written consent.

    (b) AIC hereby grants to ABT and ABTAC a limited license to use and reproduce any AIC Mark approved in accordance with Sections 2.2(b) and 11.1(a) of this Agreement, in connection with the marketing arrangements set forth in this Agreement and for no other purpose, and hereby agrees to provide ABT and ABTAC, for the sole purpose of marketing the Products, acceptable copies of the appropriate AIC Marks for purposes of reproduction.

    (c) For so long as AIC or one of its affiliates has the right to use the mark "AIG," AIC shall permit ABTAC to use the term "Auto-By-Tel Low Cost Auto Insurance From AIG" in marketing the Products during the term of this Agreement; provided, however, that the permission granted hereby shall not diminish AIC's
--------  -------
rights to approve the form and content of any Insurance Marketing Materials pursuant to Section 2.2(b) hereof.

   Section 11.2  Limitation on Use of ABT Marks.  (a) AIC agrees that it shall
                 ------------------------------
not use the ABT Marks without ABTAC's prior written consent.

    (b) ABTAC hereby grants to AIC a limited license to use and reproduce any ABT Mark approved in accordance with Sections 2.2(b) and 11.2(a) of this Agreement, in connection with the marketing arrangements set forth in this Agreement and for no other purpose, and hereby agree to provide AIC, for the sole purpose of marketing the Products, acceptable copies of the appropriate ABT Marks for purposes of reproduction.

   Section 11.3  Low Cost Logo.  The "Auto-By-Tel; Low Cost Auto Insurance
                 -------------
Through [NAME OF PROVIDER]" logo, and all variations and derivatives shall remain the exclusive property of ABTAC; provided, however, that such logo shall
                                        --------  -------
not refer to AIC after the termination of this Agreement.

   Section 11.4  Use of User Data.  Notwithstanding anything in this Agreement
                 ----------------
to the contrary, AIC shall give to ABT and ABTAC User information subject to Sections 9.6 and 9.7 which may be used by ABT and ABTAC in any lawful manner, including for solicitation of such Users for financial products marketed through the ABT Website, automobile pricing, purchasing, leasing and information services offered or marketed through the ABT Website and any affinity programs in which ABT or ABTAC may participate. The ownership interest in such User data shall be held by AIC. Neither ABT nor ABTAC is an agent for purposes of collection of insurance data.


12. INDEPENDENT CONTRACTOR.

    Section 12.1  No Joint Venture.  Nothing contained in this Agreement creates
                  ----------------
or is intended to create the relationship of a joint venture, partnership, agency or association between AIC and ABTAC. Nothing in this Agreement shall be construed to mean that either ABT or ABTAC is a broker or an agent, and in no event may ABTAC bind AIC to any contract of insurance or vary the terms of any such contract, nor may AIC bind ABT or ABTAC to any relationship or vary the terms of any agreement between ABT or ABTAC and any third party.

   Section 12.2  Limitations on Authority.  Each of AIC, ABT and ABTAC shall
                 ------------------------
have only those powers enumerated herein and none other shall be implied. Without limiting the generality of the foregoing, neither AIC, ABT nor ABTAC shall do any of the following:

    (a) Make, accept or endorse notes, endorse checks payable to the other party, or otherwise incur any expense or liability on behalf of the other party.

    (b)  Waive a forfeiture.

    (c) Extend the time for the payment of monies due the other party beyond the time agreed to by the other party.

    (d)  Collect money for the other party.

    (e) Institute, prosecute, or maintain any legal proceedings in connection with any matter pertaining to the other party's business, unless otherwise approved in writing by the other party, nor accept legal process on behalf of the other party.

    (f) Hold itself out as an authorized agent of the other party in order to deal with any regulatory authority or file any contract or policy on behalf of the other party or contact or discuss any matter with any regulatory authority on behalf of the other party without written approval of that party.


13. [RESERVED]

14. TERM AND TERMINATION.

    Section 14.1  Renewal.  This Agreement shall remain in effect for a period
                  -------
of five (5) years from the effective date ("Initial Term"). This Agreement shall automatically renew for subsequent five-year terms ("Renewal Term") unless written notice is given by either party of its intention to terminate this Agreement at the expiration of the Initial Term or any Renewal Term, as the case may be, at least one hundred eighty (180) days prior to such expiration. This Agreement shall also terminate if required by governmental authority or court of law, but only insofar as this Agreement applies to such jurisdiction affected.

   Section 14.2  Cure Period.  If any party shall be in breach of any material
                 -----------
obligation under this Agreement and such breach shall remain uncured for a period of thirty (30) days after written notice thereof from the other party (or, if such breach is curable and requires more than thirty (30) days to cure, if such cure is not commenced within thirty (30) days and thereafter diligently prosecuted), then the other party may, by written notice sent, cancel this Agreement upon 30 days after delivery of such notice. Non-payment of amounts due under this Agreement shall be deemed to be a breach of a material obligation hereunder, but institution of suit for payment of amounts due under this Agreement shall not be deemed to be a cancellation hereunder. This Section 14.2 shall not apply to termination pursuant to Section 14.3 or Section 14.4 of this Agreement.

   Section 14.3  Termination Upon Insolvency.  At any party's option, and upon
                 ---------------------------
written notice of exercise of the option, this Agreement terminates upon the voluntary or involuntary bankruptcy or insolvency of a party, the voluntary or involuntary dissolution or liquidation of a party, the admission in writing by a party of its inability to pay its debts as they mature, or the assignment by a party for the benefit of creditors.

   Section 14.4  Termination Upon Use of Marks.  If any party shall give notice
                 -----------------------------
to the other, under Section 6.1(b), then the Agreement shall terminate 30 days after receipt of such notice.

   Section 14.5  Responsibilities Upon Termination.  The termination of this
                 ---------------------------------
Agreement shall not terminate, affect, or impair any rights, obligations, or other liabilities of any party hereto which may accrue prior to such termination or which, under the terms of this Agreement, continue after the termination. After termination of this Agreement, coverage under the insurance policies issued hereunder shall continue pursuant to their terms. Ownership of all renewals written after termination of this Agreement shall at all times remain with AIC. Each party shall return all property and information rightfully belonging to the other party which is in its possession at the time of termination except as otherwise provided herein. The provisions of this Paragraph 14.5 shall survive termination of this Agreement.

[*] Confidential Treatment Requested

15. INDEMNIFICATION.

    Each party shall hold the other (and its directors, officers, employees and authorized agents) harmless from and against any damages, liabilities, claims, charges, reasonable attorneys' fees, or other costs arising from or in connection with any claim, action, or proceeding relating to or arising from (a) any grossly negligent act or omission or any intentional misconduct relating to the subject matter of this Agreement or (b) the failure to comply with the terms of this Agreement. The provisions of this Section 15 shall survive the termination of this Agreement.


16. NOTICES.

    Section 16.1  Legal and Regulatory Proceedings.  Each party shall promptly
                  --------------------------------
notify the others of any legal or regulatory proceeding or threat of legal or regulatory proceeding with respect to any matters which are the subject of this Agreement, except AIC shall have no obligation to notify ABTAC of legal proceedings involving claims under the Products.

    Section 16.2  Addresses, etc.  All notices pursuant to this Agreement shall
                  --------------
be by facsimile transmission, by personal delivery, or by registered or certified mail, return receipt requested, to the addresses of the parties listed below, or such other address as any party listed below shall specify in writing to the others in a notice conforming to this Section 16.2:

   If to AIC:
                       AIG MARKETING, INC.
                       505 Carr Road
                       Wilmington, DE 19809
                       Attention:   J. Ernest Hansen,
                                    President,
                                    or his successor

   If to ABTAC:
                       AUTO-BY-TEL ACCEPTANCE CORPORATION
                       2711 E. Coast Highway, Suite 203
                       Corona Del Mar, CA 92625
                       Attention:   Peter Ellis,
                                    President,
                                    or his successor

   with copies to:     R.S. GRIMES & CO.
                       152 West 57th Street, 24th Floor
                       New York, NY 10019
                       Attention:   Robert S. Grimes,
                                    President,
                                    or his successor


17. MISCELLANEOUS.

    Section 17.1  Choice of Law, Venue, Jurisdiction.  This Agreement shall be
                  ----------------------------------
governed by the internal laws of the State of New York. The parties agree that any action in law or in equity brought under this Agreement shall be brought only in a state or federal court seated in New York County, New York, and each party hereto consents to the exclusive jurisdiction of such court and venue of such action.

   Section 17.2  Assignment.  Without the prior written consent of the other
                 ----------
party, which consent shall not be unreasonably withheld, this Agreement may not be assigned in whole or in part by any party other than to an affiliate and subsidiary (provided (A) such affiliate or subsidiary (i) shall agree in writing to be bound by the terms of this Agreement and (ii) has a net worth immediately following the assignment equal to or greater than that of the assignor, and (B) the assignor gives written assurances that it will cause the assignee to perform as contained herein or the assignor will perform in the assignee's place). Notwithstanding the foregoing, ABTAC may assign this Agreement to ABT or any wholly owned subsidiary of ABT or ABTAC, provided, however, that the guarantee of ABT pursuant to Section 4.5 herein shall apply as to such subsidiary assignee in the same manner as it applied to ABTAC.

   Section 17.3  Modification; Waiver.  This Agreement may only be revised
                 --------------------
and/or modified in a writing which must be executed by each of the parties to this Agreement. No other change, modification, addition, or deletion to any portion of this Agreement will be valid or binding upon any of them.

   Section 17.4  Entire Agreement.  This Agreement constitutes the entire
                 ----------------
Agreement between the parties with respect to the subject matter contained herein and supersedes all oral or written negotiations of the parties.

   Section 17.5  Remedies.  All remedies of any party are cumulative. Waiver by
                 --------
any party of any obligation of any other party does not constitute waiver of any future or other obligation of said party.

   Section 17.6  References and Section Headings.  Any reference to the singular
                 -------------------------------
shall include reference to the plural and vice versa. Section headings are for description only and shall not be used to interpret this Agreement.

   Section 17.7  Severability.  If any part, term, or provision of this
                 ------------
Agreement shall be held void, illegal, or unenforceable, the validity of the remaining portions or provisions shall not be affected thereby.

   Section 17.8  Signatures and Recording.  This Agreement shall not go into
                 ------------------------
force until duly executed on behalf of ABTAC, ABT and AIC. Each party represents and warrants that each of the respective officers executing this Agreement on its behalf is duly authorized by its Board of Directors and is acting within the scope of his or her authority to bind said party under this Agreement.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement below through their duly authorized officers as of the date first above written.

   AIU INSURANCE COMPANY
   AMERICAN INTERNATIONAL SOUTH INSURANCE COMPANY
   AMERICAN HOME ASSURANCE COMPANY
   AMERICAN INTERNATIONAL INSURANCE COMPANY
   AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
   ILLINOIS NATIONAL INSURANCE COMPANY
   MINNESOTA INSURANCE COMPANY
   NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA
   THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA



By: /S/ JOHN G. COLOGNA
    --------------------------
    John G. Colona, Vice President



AUTO-BY-TEL ACCEPTANCE CORPORATION



By:  /S/ PETER R. ELLIS
     -------------------------
     Peter Ellis, President


AUTO-BY-TEL, INC., as Guarantor



By:  /S/ PETER R. ELLIS
     -------------------------
     Peter Ellis, President

                                  SCHEDULE A
                              ADDITIONAL PRODUCTS


AIG Life Division
-----------------

   Mega Term (High Limit Term Life)
   Graded Premium Life
   Senior Life
   Birthday Life
   Whole Life
   Universal Life
   Survivorship Universal Life
   Fixed Annuities
   Variable Annuities
   Variable Life

AIG A & H Division
------------------

   Hospital Indemnity
   Hospital Accident
   Cancer Coverage
   Accidental Death & Dismemberment (AD&D)

AIG Warranty Services
---------------------

   Mechanical Breakdown
   Vehicle Service Agreement (VSA)
   GAP Coverage (stand alone or with above-mentioned products)
   Computer Warranty Coverage

AIG Capital Management Corp.
----------------------------

   AIG All Ages Funds

                                 Schedule A-1

                                  SCHEDULE B

     Compensation due to ABTAC pursuant to this Agreement shall be based on a flat fee calculated on the basis of [*] after the commencement of Phase I. Calculations to adjust the compensation from a [*] to a [*] will occur in months [*] through [*], the resultant adjustments will be offset against the payments of future compensation in months [*] through [*]. For purposes of this Schedule B, [*] means the [*] for any new or renewal policy reduced only by those amounts not collected against the [*] amount. Illustrations of the compensation calculation are attached as pages Schedule B-2 through B-7.

     Compensation for new and renewal automobile policies after month 12 shall be based on a [*] calculated on the basis of [*].

     Compensation for homeowners and personal umbrella liability policies shall be based on a [*] calculated on the basis of [*].

     All payments due ABTAC by AIC during the term of this Agreement shall be paid by AIC to ABTAC thirty (30) days after the end of each calendar month.


[*] Confidential Treatment Requested

                                  EXAMPLE # 1

                                            [*] 6-Month Policy Written in Month One and
                                Collected Via Monthly Direct Bill for 1st and 2nd Term (12 Months)
==================================================================================================================================
                                                                                                             Net Collected
                              Month                                        Premium         Compensation   Premium   Compensation
1                                                                    [*]                                    [*]
2                                                                                              [*]          [*]          [*]
3                                                                                                           [*]          [*]
4                                                                                                           [*]          [*]
5                                                                                                           [*]          [*]
6                                                                                                           [*]          [*]
7                                                                                                           [*]          [*]
8                                                                                                           [*]          [*]
9                                                                                                           [*]          [*]
10                                                                                                          [*]          [*]
11                                                                                                                       [*]
12
Total*                                                               [*]                       [*]          [*]          [*]

*  No adjustments required

[*] Confidential Treatment Requested

                                  EXAMPLE # 2

                                    [*] 6-Month Policy Written in Month One and
                                   Collected Via Monthly Direct Bill for 1st and
                                      Half of 2nd Term and Then Policy Lapses
================================================================================================================
                                                                                        Net Collected
                    Month                             Premium         Compensation   Premium   Compensation
1                                               [*]                                    [*]
2                                                                         [*]          [*]          [*]
3                                                                                      [*]          [*]
4                                                                                      [*]          [*]
5                                                                                      [*]          [*]
6                                                                                      [*]          [*]
7                                                                                      [*]          [*]
8                                                                                                   [*]
9
10
11
12
Total*                                          [*]                       [*]          [*]          [*]

* [*] compensation adjustment @ [*] per month ([*] -[*] /[*]) will occur in months 13 thru 24.


[*] Confidential Treatment Requested

                                  EXAMPLE # 3

                                            Same as #1 Except Policy Written in Month 7
==============================================================================================================
                                                                                       Net Collected
                   Month                            Premium         Compensation   Premium   Compensation
1
2
3
4
5
6
7                                             [*]                                    [*]
8                                                                       [*]          [*]          [*]
9                                                                                    [*]          [*]
10                                                                                   [*]          [*]
11                                                                                   [*]          [*]
12                                                                                   [*]          [*]
13                                                                                   [*]          [*]
14                                                                                   [*]          [*]
15                                                                                   [*]          [*]
16                                                                                   [*]          [*]
17                                                                                                [*]
Total*                                        [*]                       [*]          [*]          [*]

*    No adjustment required

[*] Confidential Treatment Requested

                                  EXAMPLE # 4

                                    Same as #2 Except Policy Written in Month 7
==============================================================================================================
                                                                                      Net Collected
                   Month                            Premium         Compensation   Premium   Compensation
1
2
3
4
5
6
7                                             [*]                                    [*]
8                                                                       [*]          [*]          [*]
9                                                                                    [*]          [*]
10                                                                                   [*]          [*]
11                                                                                   [*]          [*]
12                                                                                   [*]          [*]
13                                                                                   [*]          [*]
14                                                                                                [*]
15
16
17
Total*                                        [*]                       [*]          [*]          [*]

* [*] compensation adjustment @[*] per month ([*] -[*] / [*]) will occur in months 19 thru 30.

[*] Confidential Treatment Requested

                                  EXAMPLE # 5

                                     Same as #1 & #3 Except Policy Written in Month 12
==================================================================================================================
                                                                                            Net Collected
                      Month                               Premium         Compensation   Premium   Compensation
1
2
3
4
5
6
7
8
9
10
11
12                                                                                         [*]
13                                                                            [*]          [*]          [*]
14                                                                                         [*]          [*]
15                                                                                         [*]          [*]
16                                                                                         [*]          [*]
17                                                                                         [*]          [*]
18                                                                                         [*]          [*]
19                                                                                         [*]          [*]
20                                                                                         [*]          [*]
21                                                                                         [*]          [*]
22                                                                                                      [*]
Total*                                              [*]                       [*]          [*]          [*]

*    No adjustment required

[*] Confidential Treatment Requested

                                  EXAMPLE # 6

                                     Same as #1 & #3 Except Policy Written in Month 12
===================================================================================================================
                                                                                             Net Collected
                      Month                               Premium         Compensation   Premium   Compensation
1
2
3
4
5
6
7
8
9
10
11
12                                                  [*]                                    [*]
13                                                                            [*]          [*]          [*]
14                                                                                         [*]          [*]
15                                                                                         [*]          [*]
16                                                                                         [*]          [*]
17                                                                                         [*]          [*]
18                                                                                         [*]          [*]
19                                                                                                      [*]
20
21
22
23
Total*                                              [*]                       [*]          [*]          [*]

* [*] compensation adjustment @ [*] per month ([*] - [*] / [*]) will occur in months 24 thru 35.

[*] Confidential Treatment Requested

                                  SCHEDULE C
                          AIGM COMPENSATION FROM AIC

     In any [*] in which collected premium with respect to all policies written based on referrals from AIGM in connection with the marketing arrangements it negotiates with Auto-By-Tel Acceptance Corporation exceeds [*] dollars, and the [*] or [*] AIC shall pay AIGM a [*], as set forth below, based upon statutory profit as determined by "losses" and "loss ratio" as defined below.

     Losses: that amount which with respect to claims with occurrence dates during any specified calendar year (hereinafter referred to as "Calendar Accident Year") is the total of:

     1)   all payments of such claims;

     2)   the amount of case reserves on such claims;

     3) a reasonable (in light of AIC practices in its other similar portfolios) provision for future development of case reserves on such claims;

     4) a reasonable (in light of AIC practices in its other similar portfolios) provision for payment of such claims incurred but not yet reported to the insurance company;

     5) a reduction for salvage and subrogation payments, received or receivable, resulting from all claims;

     6) the amount of loss adjustment expenses (the reasonable and customary costs associated with the defense and/or settlement of a claim, except for the claim payment itself) incurred or reasonably anticipated;

     7) a residual market subsidy based on the proportional state-by-state distribution of the business in relation to residual market deficits;

     8) a loss carryover provision which consists of the dollar amount by which the loss ratio percentage exceeds the target loss ratio in the preceding Calendar Accident Year calculation. This carryover will be restated each time the preceding [*] is adjusted in accordance with the payment cycle set forth below. Bad faith claim payments are specifically excluded from the definition of Losses.

     Loss Ratio: a fraction with the numerator being the sum of the losses, and the denominator being the corresponding earned premium with respect to the specified [*], rounded to the nearest one tenth percent.

     Target: a loss ratio calculated for each applicable [*] which is derived by [*] . This calculation is rounded to the nearest percent.

[*] Confidential Treatment Requested

                                      [*]     Chart
                        --------------------------------

29.       Loss Ratio*                            [*]
          ----------                       --------------

          Target and Higher                    0%
     (Target -[*].0%) to (Target -[X]%)           [X]%
     (Target -[*].0%) to (Target -[X] )           [X]%
     (Target -[*].0%) to (Target -[X]%)           [X]%
     (Target -[*].0%) to (Target -[X]%)           [X]%
     (Target -[*].0%) to (Target -[X]%)           [X]%
     (Target -[*].0%) to (Target -[X]%)           [X]%
     (Target -[*].0%) to (Target -[X]%)           [X]%
     (Target -[*].1%) and Lower                   [X]%

     *    The endpoints of each range are included in the range.

     AIC shall, if appropriate, pay the [*] to AIGM based on initial calculation and three subsequent adjustments for each [*] to reflect the ultimate development of losses and over-reserves, as applicable. The first [*] will begin on [*] and end on [*]. Subsequent [*] will run similarly.

     The initial calculation for each [*] will be made in the 18th month after the beginning of a [*] based on inception to date of evaluation losses for that [*] and the [*] shall be paid in accordance with the Profit Sharing Contingency Chart, if appropriate, by [*] in which the calculation is made according to the [*]. The first adjustment to the initial calculation for each [*] will be made in the after the beginning of such [*] based on inception to date of evaluation losses for such [*]. In the event the first adjustment indicates overpayment in the initial calculation of a [*], the amount of overpayment will be deducted from [*] due for other [*] and, if not sufficient, the remaining overpayment will be deducted from current commissions. In the event the first adjustment indicates underpayment in the initial calculation of a [*], such payment shall be made by [*] of the [*] in which the first adjustment is made.

     The second and third adjustments for each [*] will be made in the [*] and [*] respectively, after the beginning of a [*] based on the same criteria as the first adjustment, and payments will be deducted or made in accordance with the procedure established for the first adjustment.

     In the event this Agreement is terminated, all rights to payments from this [*] shall terminate.

     The compensation paid by AIC pursuant to this Schedule is for marketing access negotiated by AIGM and provided on the ABT Website by ABTAC.

[*] Confidential Treatment Requested

                        AMERICAN INTERNATIONAL COMPANIES
                            c/o AIG Marketing, Inc.
                                 505 Carr Road
                          Wilmington, Delaware  19809


                                 July 23, 1996



Auto-By-Tel, Inc.
2711 East Coast Highway
Suite 203
Corona del Mar, California 92625

Attention:  Mr. Peter Ellis, President
----------

     Re: Marketing Agreement between Auto-By-Tel Acceptance Corporation on the one hand, and AIU Insurance Company, American International South Insurance Company, American Home Assurance Company, American International Insurance Company, American International Insurance Company of California, Inc., Illinois National Insurance Company, Minnesota Insurance Company, National Union Fire Insurance Company of Pittsburgh, PA and The Insurance Company of the State of Pennsylvania on the other hand, and Auto-By-Tel, Inc. as Guarantor of the obligations of Auto-By-Tel Acceptance Corporation dated as of July 22, 1996 (the "Marketing Agreement")
          ----------------------------------------------------------------------

Gentlemen:

          Reference is made to Section 8 of the above-referenced Marketing Agreement. Capitalized terms used herein and in the attached Schedule A, and not defined herein or therein, shall have the meanings ascribed thereto in the Marketing Agreement. This will confirm our agreement that compensation to be paid for the services provided to AIC pursuant to Section 4.6 of the Marketing Agreement shall be calculated and paid in accordance with the attached Schedule A on or before August 31, 1997, and on each August 31st thereafter for as long as the Marketing Agreement is in effect. Please confirm that this represents our understanding with respect to the foregoing matter by executing a copy of this letter in the space provided below and returning to the undersigned.

                                                            Best regards.

Very truly yours,

                                              AIU INSURANCE COMPANY
                                              AMERICAN INTERNATIONAL SOUTH
                                               INSURANCE COMPANY
                                              AMERICAN HOME ASSURANCE
                                               COMPANY
                                              AMERICAN INTERNATIONAL
                                               INSURANCE COMPANY
                                              AMERICAN INTERNATIONAL
                                               INSURANCE COMPANY OF CALIFORNIA,
                                               INC.
                                              ILLINOIS NATIONAL INSURANCE
                                               COMPANY
                                              MINNESOTA INSURANCE COMPANY
                                              NATIONAL UNION FIRE INSURANCE
                                               COMPANY OF PITTSBURGH, PA
                                              THE INSURANCE COMPANY OF THE
                                               STATE OF PENNSYLVANIA


                                              By:  /S/ JOHN G. COLONA
                                                  -------------------
                                                  John G. Colona, Vice President


cc:  Mr. Robert S. Grimes
     Robert S. Grimes & Company
     152 West 57th Street
     24th Floor
     New York, NY 10019


CONFIRMED AS OF JULY 24, 1996

AUTO-BY-TEL ACCEPTANCE CORP.

By: /S/ PETER R. ELLIS
    -----------------------------------
     Peter Ellis, President

                                  SCHEDULE A

30.  Schedule A-1

     In any [*] in which collected premium with respect to all policies written in connection with the marketing arrangements exceeds [*] dollars, and [*] AIC shall pay ABTAC additional compensation, as set forth below, based upon statutory profit as determined by "losses" and "loss ratio" as defined below.

     Losses: that amount which with respect to claims with occurrence dates during any specified calendar year (hereinafter referred to as [*] is the total of:

1.   all payments of such claims;

2.   the amount of case reserves on such claims;

3. a reasonable (in light of AIC practices in its other similar portfolios) provision for future development of case reserves on such claims;

4. a reasonable (in light of AIC practices in its other similar portfolios) provision for payment of such claims incurred but not yet reported to the insurance company;

5. a reduction for salvage and subrogation payments, received or receivable, resulting from all claims;

6. the amount of loss adjustment expenses (the reasonable and customary costs associated with the defense and/or settlement of a claim, except for the claim payment itself) incurred or reasonably anticipated;

7. a residual market subsidy based on the proportional state-by-state distribution of the business in relation to residual market deficits;

8. a loss carryover provision which consists of the dollar amount by which the loss ratio percentage exceeds the target loss ratio in the preceding Calendar Accident Year calculation. This carryover will be restated each time the preceding [*] is adjusted in accordance with the payment cycle set forth below. Bad faith claim payments are specifically excluded from the definition of Losses.

     Loss Ratio: a fraction with the numerator being the sum of the losses, and the denominator being the corresponding earned premium with respect to the specified Calendar Accident Year, rounded to the nearest one tenth percent.

     Target: a loss ratio calculated for each applicable [*] which is derived by [*]. This calculation is rounded to the nearest percent.



[*] Confidential Treatment Requested

31.  Schedule A-2 (Additional Compensation Chart)

          Loss Ratio*                Additional Compensation
          ----------                 -----------------------

          Target and Higher                   [*]
     (Target - [*] to (Target - [*]           [*]
     (Target - [*] to (Target - [*]           [*]
     (Target - [*] to (Target - [*]           [*]
     (Target - [*] to (Target - [*]           [*]
     (Target - [*] to (Target - [*]           [*]
     (Target - [*] to (Target - [*]           [*]
     (Target - [*] to (Target - [*]           [*]
     (Target - [*] and Lower                  [*]

* The endpoints of each range are included in the range.

     "AIC shall, if appropriate, pay the additional compensation to ABTAC based on an initial calculation and three subsequent adjustments for each [*] to reflect the ultimate development of losses and over-reserves, as applicable. The first [*] will begin on [*] and end on [*]. Subsequent [*] will run similarly.

     The initial calculation for each [*] will be made in the 18th month after the beginning of a [*] based on inception to date of evaluation losses for that [*] and the additional compensation shall be paid in accordance with the Additional Compensation Chart, if appropriate, by [*] in which the calculation is made. The first adjustment to the initial calculation for each [*] will be made in the [*] after the beginning of such [*] based on inception to date of evaluation losses for such [*]. In the event the first adjustment indicates overpayment in the initial calculation of a [*], the amount of overpayment will be deducted from additional compensation due for other [*] and, if not sufficient, the remaining overpayment will be deducted from current compensation under the Marketing Agreement. In the event the first adjustment indicates underpayment in the initial calculation of a [*], such payment shall be made by [*] in which the first adjustment is made.

     The second and third adjustments for each [*] will be made in the [*] and [*] respectively, after the beginning of a [*] based on the same criteria as the first adjustment, and payments will be deducted or made in accordance with the procedure established for the first adjustment.

     In the event the Marketing Agreement is terminated, all rights to payments of additional compensation amounts shall terminate."


[*] Confidential Treatment Requested

                         ADDITIONAL COMPENSATION CHART
                         -----------------------------
[*]
     "AIC shall, if appropriate, pay the additional compensation to ABTAC based on an initial calculation and three subsequent adjustments for each Calendar Accident Year to reflect the ultimate development of losses and over-reserves, as applicable. The first Calendar Accident Year will begin on January 1, 1996 and end on December 31, 1996. Subsequent Calendar Accident Years will run similarly.

     The initial calculation for each Calendar Accident Year will be made in the 18th month after the beginning of a Calendar Accident Year based on inception to date of evaluation losses for that Calendar Accident Year and the additional compensation shall be paid in accordance with the Additional Compensation Chart, if appropriate, by August 31st of the year in which the calculation is made.
The first adjustment to the initial calculation for each Calendar Accident Year will be made in the 30th month after the beginning of such Calendar Accident Year based on inception to date of evaluation losses for such Calendar Accident Year. In the event the first adjustment indicates overpayment in the initial calculation of a Calendar Accident Year, the amount of overpayment will be deducted from additional compensation due for other Calendar Accident Years and, if not sufficient, the remaining overpayment will be deducted from current compensation under the Marketing Agreement. In the event the first adjustment indicates underpayment in the initial calculation of a Calendar Accident Year, such payment shall be made by August 31st of the year in which the first adjustment is made.

     The second and third adjustments for each Calendar Accident Year will be made in the 42nd month and 54th month, respectively, after the beginning of a Calendar Accident Year based on the same criteria as the first adjustment, and payments will be deducted or made in accordance with the procedure established for the first adjustment.

     In the event the Marketing Agreement is terminated, all rights to payments of additional compensation amounts shall terminate."

[*] Confidential Treatment Requested